UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
______________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 8, 2008 (February 8, 2008)
______________

LIFEPOINT HOSPITALS, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-51251	20-1538254
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
103 Powell Court, Suite 200 Brentwood, Tennesse	37027
(Address of principal executive offices)	(Zip Code)

(615) 372-8500
(Registrant’s telephone number, including area code)

Not applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Page 1 of 4 pages

Exhibit Index located on Page 4

Item 2.02     Results of Operations and Financial Condition.

On February 8, 2008, LifePoint Hospitals, Inc. (the "Company") issued a press release announcing results for the fourth quarter and year ended December 31, 2007. See the press release attached as Exhibit 99.1.

Item 9.01     Financial Statements and Exhibits.

(a)	Financial statements of businesses acquired.

None required

(b)	Pro forma financial information.

None required

(c)	Shell company transactions.

None required

(d)	Exhibits.

99.1 Copy of press release issued by the Company on February 8, 2008.

Page 2 of 4 pages

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	February 8, 2008	LIFEPOINT HOSPITALS, INC.

		By:	/s/ David M. Dill

David M. Dill
Chief Financial Officer

Page 3 of 4 pages

EXHIBIT INDEX

Exhibit Number	Description
99.1	Copy of press release issued by the Company on February 8, 2008.

Page 4 of 4 pages